Exhibit 99.1
Arch Coal, Inc. Progressive. Responsible. Vital. Growing. Lehman Brothers CEO Energy/Power Conference Steven F. Leer Chairman and CEO Arch Coal, Inc. New York, NY September 7, 2006

Forward-looking information This presentation contains "forward-looking statements" - that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance, and often contain words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," or "will." Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For us, particular uncertainties arise from changes in the demand for our coal by the domestic electric generation industry; from legislation and regulations relating to the Clean Air Act and other environmental initiatives; from operational, geological, permit, labor and weather- related factors; from fluctuations in the amount of cash we generate from operations; from future integration of acquired businesses; and from numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive or regulatory nature. These uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. We do not undertake to update our forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. For a description of some of the risks and uncertainties that may affect our future results, you should see the risk factors described from time to time in the reports we file with the Securities and Exchange Commission. This presentation includes certain non-GAAP financial measures, including Adjusted EBITDA. These non-GAAP financial measures are not measures of financial performance in accordance with generally accepted accounting principles and may exclude items that are significant in understanding and assessing our financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income from operations, cash flows from operations, earnings per fully-diluted share or other measures of profitability, liquidity or performance under generally accepted accounting principles. You should be aware that our presentation of these measures may not be comparable to similarly-titled measures used by other companies. A reconciliation of these financial measures to the most comparable measures presented in accordance with generally accepted accounting principles has been included at the end of this presentation.

Source: BP Statistical Review of World Energy, Respective Census Bureaus, Stifel Nicolaus, Marc Faber Limited, Raymond James Economic growth around the world is putting pressure on energy markets

Coal is the most plentiful and economical fossil fuel source for U.S. electric generation Source: NMA, Argus Coal Daily and NYMEX Coal (50%) U.S. Energy Reserves (on an energy equivalent basis) PRB Coal Natural Gas WTI Crude Oil East 0.63 10.56 12.4 U.S. Fuel Prices ($/mm BTU, at 9/1/06) Coal (95%) Natural Gas (3%) Oil (2%) PRB 8800 Nat. Gas Crude Oil wellhead (Jan. 2007) FOB the mine (2007)

2005 2030 3rd Qtr 4th Qtr 2005 1144 1784 90 20.4 2030 5648 38.6 34.6 31.6 North 5648 46.9 45 43.9 Crude Oil Renewable Hydro Natural Gas Nuclear Coal 2005 0.03 0.02 0.07 0.19 0.19 0.5 Natural Gas Crude Oil Hydro 2030 0.02 0.04 0.05 0.17 0.15 0.57 Nuclear EIA projects U.S. coal use and market share to increase over the next 25 years Projected U.S. Coal Consumption (in million tons) Source: EIA CAGR +1.8% Market Share by Fuel Type (in billion kWh)

Over the near-term, incremental electricity generation will drive growth in coal demand Source: EIA and ACI calculations 2000 2005 2006E 2007E 2008E 2009E 2010E 2005 Baseload -42 1039 1046 1046 1035 1035 1035 Incremental Utilization - Existing Facilities 0 14 35 37 45 New Capacity Generation 2 7 14 54 113 +19 mm +47 mm +90 mm +165 mm Incremental Demand at Existing Facilities per EIA* Current Consumption for Electric Generation per EIA New Capacity Generation *Net of planned coal plant retirements

Over the long-term, clean coal technologies can create new markets for coal A plug-in hybrid is one entry for coal into the transportation market Likely to create significant off-peak demand for electricity Coal can be converted into ultra-low-sulfur diesel fuel At current oil prices, coal-to-liquids facilities appear economically feasible Gasification can reduce emissions & transform coal into pipeline- quality natural gas IGCC & CCS should enable coal to prosper in a carbon constrained world Public policy initiatives aimed at domestic energy security are leading to energy legislation and financial incentives for clean coal technology development. Source: ACI

2005 2030 Steam 1051 1502 Industrial 93 92 CTL 0 190 The long-term implications of coal conversion technologies are profound 1,144 1,784 Projected Coal Consumption by Use (in million tons, per EIA) EIA projects conversion of 190 mm tons of coal by 2030 At current oil prices, volumes could be higher and adoption faster Potential to transform coal marketplace Currently captive to one principal industry Creates flexibility in developing new reserves Steam or CTG/CTL Pursue highest return development opportunity Source: EIA and ACI

Coal inventories have been rebuilt from critically low level in 2005 Year-to-date days supply still lower than prior years Source: EIA and ACI estimates Coal production is up year-to-date after three years of shortages 2000 2001 2002 2003 2004 2005 YTD Aug'06 Northern App. -42 40 7 -32 -7 -5 22 2000 2001 2002 2003 2004 2005 2006E Northern App. -42 38 46 42 36 32 37 Coal consumption has outstripped demand for the past 3 years Coal supply has rebounded year-to-date in 2006 Year-End Supply and Demand Surplus (Deficit) Power plant stockpile levels at end of August

EIA expects coal supply to continue shifting from East to West Source: EIA and ACI Powder River Basin will continue to supply most growth over next 5 years Illinois should play a larger role in future Western coal is expected to grow market share to close to 60% by 2030 despite scrubber technology coming online 2005 2010 2020 2030 West 593 645 758 1010 Interior 155 190 219 281 Appalachia 397 426 379 412 Long-Term Coal Production Forecast (in million tons, per EIA)

Pressures on Appalachian coal production continue to build Source: ACI estimates 2005 2006E 2007E 2008E 2009E 2010E CAPP 232 380 366 356 353 355 NAPP 140 140.1 140.8 142.7 156.6 172.6 Central and Northern Appalachian Expected Production Cost pressures show no signs of abating Consolidation and rationalization are widely anticipated Loss of synfuel tax credits may idle some high cost mines Even largest CAPP producers have announced plans to close high-cost operations Only salvation appears to be substantially higher prices

Reno Jct Bill Walker Shawnee Jct (South End of Joint Line) Caballo Mine (North End of Joint Line) West Nacco Jct Converse Jct Phase IV: 4th Main 42 Miles Phase III: 4th Main 16 Miles Phase I: 3rd Main 18 Miles Coal Creek Black Thunder (North Load out) Phase II: 3rd Main 41 Miles Donkey Creek Jct. Black Thunder (South Load out) We expect railroads to facilitate future growth in moving Western coals eastward Railroads have facilitated doubling of production in PRB since 1992 Progress is being made: Phase I: 18 miles of triple track to be added by October 2006 Phase II: 41 miles of triple track planned Phase III & IV: 58 miles of fourth track planned These expansions are projected to increase joint line capacity by at least 75 million tons

Arch Coal Overview Source: ACI Second largest U.S. coal producer and one of the largest coal producers in the world Headquartered in St. Louis, MO, with large, modern mining operations and strategic reserves spread across the U.S. Core business is providing U.S. power generators with clean-burning, low-sulfur coal for electric generation Supplies roughly 12% of U.S. coal needs Provides source fuel for roughly 6% of U.S. electricity Industry leader in mine safety, productivity and land reclamation

Arch's national scope of operations includes a presence in four major U.S. coal basins Source: ACI Coal Creek Black Thunder Skyline Dugout Sufco West Elk Mountain Laurel Coal-Mac Mingo Logan Pardee Lone Mountain Knight Hawk Powder River Basin Western Bituminous Central Appalachia Leading operating position in all three major low-sulfur basins Equity interest in an Illinois Basin producer, Knight Hawk 1 2 1 2 3 4 2 1 3 4 5 Illinois Basin

High Sulfur Low Sulfur High Sulfur Compliance Reserves 0.12 0.07 0.13 0.81 Arch's operations are supported by a unique mix of Western and Eastern reserves Source: ACI Over 80% of Arch's 3.1 billion-ton reserve base is compliance quality PRB (1,942) Compliance Low Sulfur Reserves 0.98 0.02 High Sulfur Reserves 1 Compliance Low Sulfur High Sulfur Reserves 0.37 0.37 0.26 WBIT (469) ILB (257) CAPP (409) Reserves by region (in million tons) Compliance Low Sulfur High Sulfur Reserves 0.95 0.03 0.02

Competitor #1 Competitor #2 Competitor #3 Competitor #4 Arch Coal reclamation 442.5 422.8 116 156.8 177.4 postretirement 1709.7 1037.8 487.9 107.1 44.4 workers comp 620.1 271.9 35 121 63.7 CNX BTU FCL MEE Legacy Liabilities of Largest U.S. Coal Companies 12/31/05 (in millions) Arch has the industry's cleanest balance sheet among major coal producers Source: SEC filings compiled by ACI $2,772 $1,733 $385 $285 Reclamation OPEBs Workers' Comp $639

Arch is focused on operating the industry's safest mines *MSHA Mine Injury and Worktime Quarterly Statistics 1999 2000 2001 2002 2003 2004 2005 Arch Coal 2.52 2.58 1.57 2.21 1.96 1.4 0.88 Industry Average 5.5 5.59 4.83 4.93 4.37 3.86 3.49 Industry 5-Year Average = 4.30* Arch 5-Year Average = 1.60 Accident Rates Ranked by Lost-Time Incidents Per 200,000 employee-hours worked Arch has industry leading safety practices Cross-operational audits to share best practices Custom training videos PED communication systems Test site for new communications Evaluating refuge chambers We're also sharing our expertise with the industry and Congress

CAPP (incl. Magnum) PRB Western Bituminous 2005 Productivity (tons per employee-shift) Arch's large, modern mines are among the industry's most productive Industry Avg. excl. Arch Arch Coal Arch Coal Arch Coal Source: MSHA/Platts *Arch impacted by West Elk mine shutdown in 4Q05 Industry Avg. excl. Arch Industry Avg. excl. Arch * +10% +17% +9%

Arch continues to seek new and inventive ways to increase productivity at its mines Intensified process improvement efforts and extended best practices Identify 3-5 projects per year per location with high degree of achievability and ROI One example includes extending tire life by 30%, a savings of $3 million in 2005 Shifted focus from optimizing production to optimizing margins Predictive maintenance saved more than $5 million in 2005 In 2006, expanding on predictive techniques and improving maintenance planning, scheduling, reporting and analysis Source: ACI

Source: ACI Arch is a demonstrated leader in land reclamation and environmental stewardship Arch earned 2005 and 2004 U.S. Department of Interior "Director's Award," the nation's top reclamation honor Subsidiaries earned West Virginia's top reclamation award for past four years Arch earned U.S. Department of the Interior "National Good Neighbor Award" in 2006 and 2004 Earned 25 state and national awards in past five years

Arch is layering in new contracts while maintaining exposure to market dynamics Source: ACI Unpriced tons (in millions, at 6/30/06) 2006 2007 2008 Committed/Priced 9 60 90 Committed/Unpriced Uncommitted/Unpriced 7-11 55-65 85-95

Arch's first half 2006 operating results validate its strategy Earnings per share (per share basis) Adjusted EBITDA (in millions) Source: ACI 2Q05 FY04 FY05 1H05 1H06 Sales price 8.11 36.08 42.73 51.34 Operating cost 30.6 34.91 43.32 44.59 Operating margin 45.9 1.17 -0.59 0.05 0.9 2Q05 FY04 FY05 1H05 1H06 Sales price 8.11 15.34 17.25 17.53 Operating cost 30.6 14.38 16.33 13.88 Operating margin 45.9 0.96 0.92 150.45 291.5 Note: Reconciliation appears on last page of handout, may not tie due to rounding Achieved rising price realization per ton in all regions due to the roll-off of lower-priced contracts Expanded operating margin per ton in all regions due to better price realization and cost control initiatives

Arch is pursuing profitable growth in core basins through organic growth projects Source: ACI 2006 expansion projects are well underway Reopened Coal Creek surface mine in Powder River Basin of Wyoming Opened North Lease longwall mine at Skyline complex in Utah Continued development of Mountaineer II longwall mine in Central Appalachia Potential future expansion projects Development of Spruce surface mine in Central Appalachia Development of surface mine in Carbon Basin of southern Wyoming

CO2 Arch is expanding coal markets through partnership in emerging CTL industry Arch as mine operator Wyoming DKRW gasification technology FT liquefaction technology CTL Facility* End Products ultra-clean diesel fuel chemical feedstock Arch acquired a 25% stake in DKRW Advanced Fuels in exchange for extending and expanding the existing option agreement and investing $25 million Medicine Bow Mine * SNC-Lavalin to provide EPC services enhanced oil recovery Source: ACI

Arch's future strategic growth possibilities are exciting Invest in core businesses to enhance profit growth and return on capital as well as evaluate opportunities to further upgrade and expand reserve base Consider acquisitions or investments that strategically fit and create shareholder value Expand market for coal through Btu conversion technologies that provide significant upside Source: ACI

Reconciliation to Non-GAAP Measures (Adjusted EBITDA) Source: ACI